SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2021

POEMA GLOBAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-39844 (Commission File Number)	98-1561530 (I.R.S. Employer Identification No.)

101 Natoma St., 2F San Francisco, CA United States of America (Address of principal executive offices)		94105 (Zip Code)

+1 415 432 8880

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	PPGH.U	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	PPGH	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PPGHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Poema Global Holdings Corp. (the "Company") is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) to amend and restate the Company’s audited balance sheet as of January 8, 2021 that had been filed with the Company’s Current Report on Form 8-K originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 14, 2021 (the “Original 8-K”). The audited balance sheet is being restated to reflect the classification of the Company’s warrants as a liability, in accordance with the SEC’s April 12, 2021 public statement (the “Statement”) informing market participants that warrants issued by special purpose acquisition companies (“SPACs”) may need to be classified as liabilities as opposed to equity, and being measured at fair value, with changes in fair value each period reported in earnings. The Company had previously classified its private placement warrants and public warrants (collectively, the “warrants”) as equity within the Original 8-K.

Further, on November 17, 2021, the Company filed its Quarterly Report as of and for the three and nine months ended September 30, 2021 (the "Q3 Form 10-Q") on Form 10-Q, which included a Note 2, Revision of Previously Issued Financial Statements, (“Note 2”) that describes a revision to the Company’s classification of its Class A ordinary shares subject to redemption issued as part of the units sold in the Company’s initial public offering (“IPO”) on January 8, 2021. As described in Note 2, upon its IPO, the Company classified a portion of the Class A ordinary shares as permanent equity to maintain net tangible assets greater than $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001. Previously, the Company did not consider redeemable shares classified as temporary equity as part of net tangible assets. Effective with these financial statements, the Company revised this interpretation to include temporary equity in net tangible assets. As a result, management corrected the error by revising all Class A ordinary shares subject to redemption as temporary equity. This resulted in an adjustment to the initial carrying value of the Class A ordinary shares subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A ordinary shares.

As described above, originally the Company determined the changes were not qualitatively material to the Company's previously issued financial statements and revised its previously issued financial statements in Note 2 to its Q3 Form 10-Q. However, upon further consideration of the material nature of the changes, the Company determined the change in classification of the Class A ordinary shares subject to redemption is material quantitatively and the Company should restate its previously issued financial statements.

On December 16, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”), concluded that the Company’s previously issued (i) audited balance sheet as of January 8, 2021 filed as Exhibit 99.1 to the Company’s Original 8-K filed with the SEC on January 14, 2021, (ii) unaudited interim condensed financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 24, 2021, (iii) unaudited interim condensed financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 16, 2021, and (iv) unaudited interim condensed financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 17, 2021 (collectively, the “Affected Periods”), should no longer be relied upon and that it is appropriate to restate the Company’s financial statements for the Affected Periods.

The Company determined that none of the above changes will have any impact on its cash position and cash held in the trust account established in connection with the IPO.

The correction of the aforementioned errors of the accounting for the warrants and Class A ordinary shares subject to redemption are reflected in Exhibit 99.1 included with this Amendment.

Except as described above, this Amendment does not amend, update or change any other disclosures in the Original 8-K. In addition, the information contained in this Amendment does not reflect events occurring after the filing of the Original 8-K and does not modify or update the disclosures therein, except as specifically identified above. Among other things, forward-looking statements made in the Original 8-K have not been revised to reflect events, results or developments that occurred or facts that became known to us after the date of the Original 8-K, other than as described herein, and such forward-looking statements should be read in conjunction with the Company’s filings with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Audited Balance Sheet
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2022	Poema Global Holdings Corp.

	By:	/s/ Homer Sun
Name: Homer Sun
Title: Chief Executive Officer

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